Exhibit 99.1

NEWS RELEASE

Coeur Reports Healthy Increases in Combined Reserves

and Measured and Indicated Resources

COEUR D’ALENE, Idaho – February 15, 2013 - Coeur d’Alene Mines Corporation (NYSE:CDE, TSX:CDM) today announced that the Company increased its total combined proven and probable reserves and measured and indicated resources of silver and gold by 17% and 12%, respectively, resulting in the addition of 85.2 million silver ounces and 462,000 gold ounces at year-end 2012 over 2011. These gains exclude the 18.0 million ounces of silver and 226,486 ounces of gold produced during 2012.

The Company’s Rochester mine in Nevada increased silver and gold reserves by 52% and 25%, respectively, over 2011 after producing 2.8 million silver ounces and 38,071 gold ounces in 2012. As described in the Company’s January 17, 2013 news release, Rochester expects to increase production by 35 - 50% over 2012 based on continued processing of historic stockpiles. These historic stockpiles contributed to the increases in silver and gold reserves.

At the Palmarejo mine in Mexico, silver and gold measured and indicated resources grew 169% from 17.0 million to 45.7 million ounces of silver and 370% from 205,000 to 964,000 ounces of gold from 2011 to 2012.

Highlights:

(All comparisons below refer to year-end 2012 compared with year-end 2011)

Company Total Consolidated Silver Mineral Reserves and Measured and Indicated Resources:

•	Proven and probable silver reserves increased 2% from 216.3 million ounces to 220.4 million ounces

•	36% increase in additional measured and indicated silver resources from 223.9 million ounces to 305.0 million ounces

Company Total Consolidated Gold Mineral Reserves and Measured and Indicated Resources:

•	Proven and probable gold reserves declined 13% from 2.3 million ounces to 2.0 million ounces

•	45% increase in measured and indicated gold resources from 1.7 million ounces to 2.4 million ounces

Rochester:

•	Proven and probable silver reserves increased 52% from 29.6 million ounces to 44.9 million ounces

•	Proven and probable gold reserves increased 25% from 247,000 ounces to 308,000 ounces

Palmarejo:

•	Consolidated proven and probable silver reserves declined 7% from 56.8 million ounces to 53.1 million ounces

•	Consolidated proven and probable gold reserves declined 3% from 688,000 ounces to 665,000 ounces

•	Consolidated measured and indicated silver resources increased 169% from 17.0 million ounces to 45.7 million ounces

•	Consolidated measured and indicated gold resources increased 370% from 205,000 ounces to 964,000 ounces

•	Guadalupe’s measured and indicated silver resources increased 42% and measured and indicated gold resources increased 31%

•	Initial indicated resources at La Patria of 9.8 million silver ounces and 0.5 million gold ounces

Kensington:

•	Proven and probable reserves declined 24% from 1.3 million gold ounces to 1.0 million gold ounces

•

Increased definition drilling at a cost of approximately $3.9 million was completed and has improved the Company’s overall understanding of the Kensington deposit. This will enhance development of a more reliable and accurate mine plan and improve exploration targeting.

San Bartolomé:

•	Proven and probable reserves declined 8% from 118.1 million silver ounces to 109.1 million silver ounces.

•

Favorable results from the new Pucka Loma target included trench samples with silver values averaging 113 grams per tonne (3.3 ounces per ton) over an average of four meters (13.1 feet) deep. An initial mineral resource estimate of this new zone is expected by mid-year 2013.

Joaquin:

•

Year-end silver measured and indicated resources stood at 65.2 million ounces, representing a 70% increase from the September 2012 estimates (100% basis) and with a 32% increase in the average silver grade from the previous 98 grams per tonne (3.76 ounces per ton) to 129 grams per tonne (2.85 ounces per ton).

Lejano:

•

Exploration led to the first estimate of mineral resources at Lejano, located in southern Argentina. Measured and indicated resources totaled 3.0 million silver ounces and 10,000 gold ounces and inferred resources of 5.7 million silver ounces and 19,000 gold ounces.

Donald J. Birak, Senior Vice President of Coeur, said, “Our 2012 exploration program of $40.0 million was successful in cost-effectively adding approximately 109.6 million silver equivalent ounces of new proven and probable reserves and new measured and indicated resources, not taking into account the production of 29.9 million silver equivalent ounces in 2012.1 We remain committed to maintaining an aggressive exploration program given the results achieved through these investments and the opportunities they provide for further mineral resource and reserve growth.

“During 2013, we plan to invest another $40.0 million in exploration with a goal to increase mineral resources and to further define our measured, indicated and inferred resources, which should drive increases in our mineral reserves. We will focus in 2013 on (i) continuing to drill the historic stockpiles at Rochester to add low-cost reserves and resources; (ii) expanding the existing reserves and resources at Palmarejo, including the nearby Guadalupe and La Patria deposits; (iii) adding high-grade mineral resources at Kensington; and (iv) expanding the size of the mineral resources at the Joaquin project in Argentina and (v) exploring for new silver and gold deposits at all our properties.”

Please refer to the tables in the Appendix for tons and average grades associated with references of contained ounces in each category in this news release. All reserves and resources reported herein comply with Canadian National Instrument 43-101.

Cautionary Statement

This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including statements regarding anticipated operating results, production levels, initial mineral resource estimates and future reserve and resource additions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including environmental hazards, industrial accidents, weather or geologically related conditions), changes in the market prices of gold and silver, the uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays and disputed mining claims, any future labor disputes or work stoppages, the uncertainties inherent in the estimation of gold and silver ore reserves, changes that could result from Coeur’s future acquisition of new mining properties or businesses, reliance on third parties to operate certain mines where Coeur owns silver production and reserves, the loss of any third-party smelter to which

1.	Silver equivalent ounces were calculated using Coeur’s 2012 proven and probable reserve prices for silver and gold of $27.50 per ounce and $1,450 per ounce, respectively, resulting in a silver:gold ratio of 52.7:1.

Coeur markets silver and gold, the effects of environmental and other governmental regulations, the risks inherent in the ownership or operation of or investment in mining properties or businesses in foreign countries, Coeur’s ability to raise additional financing necessary to conduct its business, make payments or refinance its debt, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent reports on Form 10-K and Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Current mineralized material estimates include disputed and undisputed claims at Rochester. While the Company believes it holds a superior position in the ongoing claim dispute, the Company believes an adverse legal outcome would cause it to modify mineralized material estimates. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

Donald J. Birak, Coeur’s Senior Vice President of Exploration and a qualified person under Canadian National Instrument 43-101, supervised the preparation of the scientific and technical information concerning Coeur’s mineral projects in this news release. For a description of the key assumptions, parameters and methods used to estimate mineral reserves and resources, as well as data verification procedures and a general discussion of the extent to which the estimates may be affected by any known environmental, permitting, legal, title, taxation, socio-political, marketing or other relevant factors, please see the Technical Reports for each of Coeur’s properties as filed on SEDAR at www.sedar.com.

Cautionary Note to U.S. Investors-The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We may use certain terms in public disclosures, such as “measured,” “indicated,” “inferred” and “resources,” that are recognized by Canadian regulations, but that SEC guidelines generally prohibit U.S. registered companies from including in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from the SEC’s website at http://www.sec.gov.

Non-U.S. GAAP Measures

We supplement the reporting of our financial information determined under United States generally accepted accounting principles (U.S. GAAP) with certain non-U.S. GAAP financial measures, including cash operating costs, operating cash flow, adjusted earnings, and EBITDA. We believe that these adjusted measures provide meaningful information to assist management, investors and analysts in understanding our financial results and assessing our prospects for future performance. We believe these adjusted financial measures are important indicators of our recurring operations because they exclude items that may not be indicative of, or are unrelated to our core operating results, and provide a better baseline for analyzing trends in our underlying businesses. We believe cash operating costs, operating cash flow, adjusted earnings and EBITDA are important measures in assessing the Company’s overall financial performance.

About Coeur

Coeur d’Alene Mines Corporation is the largest U.S.-based primary silver producer and a growing gold producer. The Company has four precious metals mines in the Americas generating strong production, sales and cash flow in continued robust metals markets. Coeur produces from its wholly owned operations: the Palmarejo silver-gold mine in Mexico, the San Bartolomé silver mine in Bolivia, the Rochester silver-gold mine in Nevada and the Kensington gold mine in Alaska. The Company also owns a non-operating interest in a low-cost mine in Australia, and conducts ongoing exploration activities in Mexico, Argentina, Nevada, Alaska and Bolivia.

For Additional Information:

Wendy Yang, Vice President of Investor Relations

(208) 665-0345

Stefany Bales, Director of Corporate Communications

(208) 667-8263

www.coeur.com

APPENDIX

Chart 1: Total 2012 Exploration Expenditures	Chart 2: Total 2013E Exploration Expenditures

Chart 3: 2011-2012 Proven and Probable Reserves, and Measured and Indicated Resources for Silver[a,b]	Chart 4: 2011-2012 Proven and Probable Reserves, and Measured and Indicated Resources for Gold[a,b]

Chart 5: 2011 Measured and Indicated Resources, Including Reserves, for Silver[a,b]	Chart 6: 2012 Measured and Indicated Resources, Including Reserves, for Gold[a,b]

a)	For 2012, metal prices used for mineral reserves were $27.50 per ounce of silver and $1,450 per ounce of gold, except Endeavor, at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $34.00 per ounce of silver. Metal prices used for mineral resources were $33.00 per ounce of silver and $1,700 per ounce of gold, except Endeavor.
b)	For 2011, metal prices used for mineral reserves were $23.00 per ounce of silver and $1,220 per ounce of gold, except Endeavor, at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $25.00 per ounce of silver, and Martha, at $24.00 per ounce of silver and $1,250 per ounce of gold. Metal prices used for mineral resources were $30.00 per ounce of silver and $1,500 per ounce of gold, except Endeavor, at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $25.00 per ounce of silver, Martha at $24.00 per ounce of silver and $1,250 per ounce of gold and Joaquin at $20.00 per ounce of silver and $1,300 per ounce of gold.

Table 1: 2012 Proven and Probable Reserves

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2012	LOCATION		SILVER	GOLD	SILVER	GOLD
PROVEN RESERVES
Rochester	Nevada, USA	56,304,000	0.54	0.004	30,501,000	230,000
Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	1,187,000	2.92	—	3,460,000	—
Kensington	Alaska, USA	647,000	—	0.277	—	179,000
Endeavor	Australia	2,258,000	4.32	—	9,957,000	—
Palmarejo	Mexico	5,747,000	4.67	0.061	26,858,000	348,000
Joaquin	Argentina	—	—	—	—	—

Total		66,143,000			70,577,000	757,000

PROBABLE RESERVES
Rochester	Nevada, USA	23,619,000	0.61	0.003	14,396,000	78,000
Mina Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	41,699,000	2.53	—	105,628,000	—
Kensington	Alaska, USA	4,020,000	—	0.208	—	837,000
Endeavor	Australia	2,508,000	1.43	—	3,588,000	—
Palmarejo	Mexico	7,105,000	3.69	0.045	26,251,000	317,000
Joaquin	Argentina	—	—	—	—	—

Total		78,951,0000			149,863,000	1,231,000

PROVEN AND PROBABLE RESERVES
Rochester	Nevada, USA	79,923,000	0.56	0.004	44,896,000	308,000
Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	42,886,000	2.54	—	109,088,000	—
Kensington	Alaska, USA	4,667,000	—	0.218	—	1,016,000
Endeavor	Australia	4,766,000	2.80	—	13,345,000	—
Palmarejo	Mexico	12,852,000	4.13	0.052	53,110,000	665,000
Joaquin	Argentina	—	—	—	—	—

Total Proven and Probable		145,094,000			220,439,000	1,988,000

Table 2: 2012 Measured and Indicated Resources (Excluding Proven and Probable Reserves)

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2012	LOCATION		SILVER	GOLD	SILVER	GOLD
MEASURED RESOURCES
Rochester	Nevada, USA	135,558,000	0.47	0.004	63,921,000	498,000
Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	—	—	—	—	—
Kensington	Alaska, USA	382,000	—	0.239	—	91,000
Endeavor	Australia	10,639,000	1.98	—	21,088,000	—
Palmarejo	Mexico	3,186,000	7.13	0.099	22,720,000	315,000
Joaquin	Argentina	5,942,000	4.58	.003	27,191,000	19,000

Total		155,707,000			134,920,000	924,000

INDICATED RESOURCES
Rochester	Nevada, USA	128,724,000	0.44	0.003	56,795,000	367,000
Mina Martha	Argentina	57,000	13.57	0.017	775,000	1,000
San Bartolomé	Bolivia	20,040,000	2.27	—	45,463,000	—
Kensington	Alaska, USA	2,224,000	—	0.196	—	435,000
Endeavor	Australia	302,000	10.23	—	3,090,000	—
Palmarejo	Mexico	20,526,000	1.12	0.032	23,021,000	649,000
Joaquin	Argentina	11,398,000	3.33	0.004	37,980,000	42,000
Lejano	Argentina	1,233,000	2.42	0.008	2,983,000	10,000

Total		184,504,000			170,108,000	1,504,000

MEASURED AND INDICATED RESOURCES
Rochester	Nevada, USA	264,283,000	0.46	0.003	120,717,000	865,000
Martha	Argentina	57,000	13.57	0.017	775,000	1,000
San Bartolomé	Bolivia	20,040,000	2.27	—	45,463,000	—
Kensington	Alaska, USA	2,606,000	—	0.202	—	526,000
Endeavor	Australia	10,941,000	2.21	—	24,179,000	—
Palmarejo	Mexico	23,712,000	1.93	0.041	45,741,000	964,000
Joaquin	Argentina	17,340,000	3.76	0.004	65,171,000	61,000
Lejano	Argentina	1,233,000	2.42	0.008	2,983,000	10,000

Total Measured and Indicated		340,210,000			305,028,000	2,427,000

Table 3: 2012 Inferred Resources

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2012	LOCATION		SILVER	GOLD	SILVER	GOLD
INFERRED RESOURCES
Rochester	Nevada, USA	45,643,000	0.60	0.003	27,201,000	123,000
Martha	Argentina	204,000	4.75	0.005	969,000	1,000
San Bartolomé	Bolivia	2,826,000	1.17	—	3,319,000	—
Kensington	Alaska, USA	704,000	—	0.244	—	172,000
Endeavor	Australia	3,527,000	1.09	—	3,836,000	—
Palmarejo	Mexico	11,903,000	1.86	0.038	22,104,000	457,000
Joaquin	Argentina	1,060,000	2.94	0.003	3,113,000	4,000
Lejano	Argentina	3,307,000	1.73	0.006	5,713,000	19,000

Total Inferred		69,174,000			66,254,000	775,000

Notes to the above Mineral Reserves and Resources:

1.	Effective December 31, 2012.
2.	Metal prices used for mineral reserves were $33.00 per ounce of silver and $1,700 per ounce of gold, except Endeavor, at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $34.00 per ounce of silver. Metal prices used for mineral resources were $33.00 per ounce of silver and $1,700 per ounce of gold, except Endeavor, at $2,200 per metric ton of lead, $2,200 per metric ton of zinc and $34.00 per ounce of silver.
3.	Palmarejo mineral resources are the addition of Palmarejo, Guadalupe and La Patria (Measured, Indicated and Inferred).
4.	Mineral Resources are in addition to mineral reserves and have not demonstrated economic viability.
5.	Current mineral resources were inclusive of disputed and undisputed claims at Rochester. While the Company believes it holds a superior position in the ongoing claims dispute, the Company believes an adverse legal outcome would cause it to modify mineral resources.
6.	Rounding of tons and ounces, as required by reporting guidelines may result in apparent differences between tons, grade and contained metal content.
7.	For details on the estimation of mineral resources and reserves for each property, please refer to the relevant Technical Report on file at www.sedar.com.

Table 4: 2011 Proven and Probable Reserves

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2011	LOCATION		SILVER	GOLD	SILVER	GOLD
PROVEN RESERVES
Rochester	Nevada, USA	31,532,000	0.59	0.006	18,681,000	179,000
Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	959,000	3.01	—	2,888,000	—
Kensington	Alaska, USA	1,164,000	—	0.280	—	326,000
Endeavor	Australia	2,635,000	1.39	—	3,674,000	—
Palmarejo	Mexico	4,916,,000	5.31	0.067	26,091,000	330,000
Joaquin (51%)	Argentina	—	—	—	—	—

Total		41,206,000			51,334,000	835,000

PROBABLE RESERVES
Rochester	Nevada, USA	15,747,000	0.69	0.004	10,892,000	68,000
Martha	Argentina	53,000	12.79	0.011	671,000	1,000
San Bartolomé	Bolivia	43,556,000	2.64	—	115,192,000	—
Kensington	Alaska, USA	4,842,000	—	0.209	—	1,104,000
Endeavor	Australia	2,998,000	2.50	—	7,501,000	—
Palmarejo	Mexico	7,581,000	4.05	0.047	30,727,000	358,000
Joaquin (51%)	Argentina	—	—	—	—	—

Total		74,777,0000			164,983,000	1,441,000

PROVEN AND PROBABLE RESERVES
Rochester	Nevada, USA	47,280,000	0.63	0.005	29,573,000	247,000
Martha	Argentina	53,000	12.79	0.011	671,000	1,000
San Bartolomé	Bolivia	44,515,000	2.65	—	118,080,000	—
Kensington	Alaska, USA	6,006,000	—	0.223	—	1,340,000
Endeavor	Australia	5,633,000	1.98	—	11,175,000	—
Palmarejo	Mexico	12,497,000	4.55	0.055	56,818,000	688,000
Joaquin (51%)	Argentina	—	—	—	—	—

Total Proven and Probable		115,983,000			216,317,000	2,276,000

Table 5: 2011 Measured and Indicated Resources (Excluding Proven and Probable Reserves)

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2011	LOCATION		SILVER	GOLD	SILVER	GOLD
MEASURED RESOURCES
Rochester	Nevada, USA	131,085,000	0.46	0.004	60,586,000	501,000
Martha	Argentina	—	—	—	—	—
San Bartolomé	Bolivia	—	—	—	—	—
Kensington	Alaska, USA	495,000	—	0.234	—	116,000
Endeavor	Australia	10,924,000	2.67	—	29,149,000	—
Palmarejo	Mexico	1,793,000	4.24	0.052	7,594,000	93,000
Joaquin (51%)	Argentina	—	—	—	—	—

Total		144,297,000			97,329,000	710,000

INDICATED RESOURCES
Rochester	Nevada, USA	120,387,000	0.43	0.003	51,762,000	366,000
Martha	Argentina	35,000	12.15	0.011	427,000	0
San Bartolomé	Bolivia	21,264,000	2.59	—	54,968,000	—
Kensington	Alaska, USA	2,544,000	—	0.185	—	471,000
Endeavor	Australia	124,000	0.01	—	2,,000	—
Palmarejo	Mexico	3,269,000	2.88	0.034	9,399,000	111,000
Joaquin (51%)	Argentina	4,050,000	2.48	0.005	10,043,000	18,000
Lejano	Argentina	—	—	—	—	—

Total		151,672,000			126,601,000	968,000

MEASURED AND INDICATED RESOURCES
Rochester	Nevada, USA	251,472,000	0.45	0.003	112,349,000	867,000
Martha	Argentina	35,000	12.15	0.011	427,000	0
San Bartolomé	Bolivia	21,264,000	2.59	—	54,968,000	—
Kensington	Alaska, USA	3,039,000	—	0.193	—	587,000
Endeavor	Australia	11,047,000	2.64	—	29,151,000	—
Palmarejo	Mexico	5,062,000	3.36	0.040	16,993,000	205,000
Joaquin (51%)	Argentina	4,050,000	2.48	0.005	10,043,000	18,000
Lejano	Argentina	—	—	—	—	—

Total Measured and Indicated		295,969,000			223,930,000	1,677,000

Table 6: 2011 Inferred Resources

		SHORT TONS	GRADE (Oz/Ton)		OUNCES
YEAR END 2011	LOCATION		SILVER	GOLD	SILVER	GOLD
INFERRED RESOURCES
Rochester	Nevada, USA	40,543,000	0.58	0.003	23,619,000	122,000
Martha	Argentina	259,000	4.32	0.005	1,121,000	1,000
San Bartolomé	Bolivia	3,385,000	1.07	—	3,617,000	—
Kensington	Alaska, USA	731,000	—	0.232	—	170,000
Endeavor	Australia	3,527,000	1.09	—	3,836,000	—
Palmarejo	Mexico	11,653,000	2.40	0.052	27,928,000	612,000
Joaquin (51%)	Argentina	7,755,000	3.15	0.003	24,456,000	21,000
Lejano	Argentina	—	—	—	—	—

Total		67,853,000			84,576,000	926,000

In reference to the above 2011 reserves and resources tables, effective December 31, 2011, for details on the estimation of mineral resources and reserves for each property, please refer to the relevant Technical Report on file at www.sedar.com.